Revenue	9 Months Ended
Sep. 30, 2024
Revenue from Contract with Customer [Abstract]
Revenue	REVENUE
The following table represents a disaggregation of revenue earned from contracts with external customers during the nine months ended September 30, 2024 and 2023. Liquefaction services revenue is included under our “FLNG” segment while Vessel management fees and other revenues under our “Corporate and other” segment.

	Nine months ended September 30,
(in thousands of $)	2024	2023
Base tolling fee (1)	153,376	153,376
Amortization of deferred commissioning period revenue (2)	3,093	3,081
Amortization of Day 1 gains (3)	9,414	9,380
Accrued overproduction revenue (4)	—	4,074
Incremental base tolling fee (5)	3,750	3,750
Other (6)	(1,070)	(676)
Liquefaction services revenue	168,563	172,985

Management fees revenue (7)	16,714	15,558
Service revenue (8)	—	13,798
Other revenues	328	220
Vessel management fees and other revenues	17,042	29,576
(1) The LTA bills at a base rate in periods when the oil price is $60 or less per barrel, and at an increased rate when the oil price is greater than $60 per barrel. The oil price above the base rate is recognized as a derivative and included in “Realized and unrealized (loss)/gain on oil and gas derivative instruments” in the unaudited consolidated statements of operations (note 7).

(2) Customer billing during the commissioning period, prior to vessel acceptance and commencement of the contract term was deferred (notes 18 and 19) and recognized evenly over the term of the LTA.

(3) Day 1 gains result from amount established on the initial recognition of the FLNG Hilli’s oil derivative instrument embedded in the LTA and the FLNG Hilli’s gas derivative instruments pursuant to the third amendment to the LTA (“LTA Amendment 3”) (notes 18 and 19). These amounts were deferred on initial recognition and amortized evenly over the contract term.

(4) In March 2021, we signed an agreement with the Customer (the “LTA Amendment 2”), to change the contract term from one linked to fixed capacity of 500.0 billion cubic feet to one of a fixed term, terminating on July 18, 2026. This amendment also permits billing adjustments for amounts over or under the annual contracted capacity in a given contract year (“overproduction” or “underutilization”, respectively), commencing from contract year 2019. Amounts for overproduction were invoiced at the end of a given contract year, while amounts for underutilization (which is capped per contract year) will be a reduction against our final invoice to the Customer at the end of the LTA in July 2026.

For the nine months ended September 30, 2023, we estimated $6.6 million of overproduction variable consideration. Pursuant to the fourth amendment to the LTA, we agreed with the Customer to increase contract year 2023 annual contracted capacity to offset the 2022 underproduction. The recognition was bifurcated between “Liquefaction services revenue” and “Other operating income” financial statement line items, of $4.1 million and $2.5 million, respectively. There were no comparable amounts for the nine months ended September 30, 2024.
(5) In 2021, we entered into LTA Amendment 3 which increased the annual capacity utilization of FLNG Hilli by 0.2 million tonnes of LNG, for the 2022 contract year. In July 2022, the Customer exercised its option pursuant to LTA Amendment 3 for 0.2 million tonnes (out of 0.4 million tonnes) from January 2023 to the end of the LTA. The combined effect results in annual contracted base capacity of 1.4 million tonnes of LNG from January 1, 2022 to the end of the LTA. The tolling fee is linked to TTF and the Euro/U.S. Dollar foreign exchange movements. The contractual floor rate is recognized in “Liquefaction services revenue” and the tolling fee above the contractual floor rate is recognized as a derivative in “Realized and unrealized (loss)/gain on oil and gas derivative instruments,” in the unaudited consolidated statements of operations (note 7).

(6) “Other” comprised of: (i) accrued demurrage costs of $0.6 million and $0.3 million for the nine months ended September 30, 2024 and 2023, respectively, which we recognized in the period in which the delay occurred; and (ii) release of deferred liquidated damages recognized prior to the commencement of the LTA of $0.4 million and $0.4 million for the nine months ended September 30, 2024 and 2023, respectively.

(7) Comprised of revenue earned from various ship management, administrative and vessel operation and maintenance services we provide to external customers.

(8) In August 2022, we entered into a development agreement with Snam to provide drydocking, site commissioning and hook-up services for the Italis LNG (formerly known as Golar Tundra) (the “Development Agreement”), which it acquired from us in May 2022. The Development Agreement includes contractual fixed payments recognized over the period of time that we provide the services to Snam. We completed the Development Agreement in May 2023 and recognized services revenue of $13.8 million during the nine months ended September 30, 2023.

Contract Assets and Liabilities

The following table represents our contract assets and liabilities balances as of:

(in thousands of $)	September 30, 2024	December 31, 2023
Contract assets	18,623	21,403

Current contract liabilities	(4,220)	(4,220)
Non-current contract liabilities	(3,183)	(6,276)
Total contract liabilities (1)	(7,403)	(10,496)

(in thousands of $)	September 30, 2024	December 31, 2023
Opening contract liability balance (2)(3)	(10,496)	(62,416)
Deferral of revenue (4)	—	(2,325)
Recognition of unearned revenue (1)(2)	3,093	44,104
Recognition of deferred revenue (3)(4)	—	10,141
Closing contract liability balance	(7,403)	(10,496)
(1) Included within “Total contract liabilities” is the deferred commissioning revenue in relation to the FLNG Hilli of $7.4 million as of September 30, 2024 (December 31, 2023: $10.5 million) (note 18 and 19). We expect to recognize liquefaction services revenue related to the partially unsatisfied performance obligation at the reporting date evenly over the remaining LTA contract term of two years.

(2) Due to a production shortfall of the FLNG Hilli for the 2022 contract year, we recognized a non-current contract liability for underutilization of $35.8 million which was fully unwound in 2023 following delivery of contract year 2023 annual LNG production.

(3) Pursuant to the Arctic SPA, upon receipt of a notice to proceed, we were to convert LNG carrier Golar Arctic to an FSRU which would lead to her eventual sale to Snam. The Arctic SPA included contractual fixed payments (recognized over the period of time that we would have provided the services to Snam). In June 2023, Snam’s option to issue the notice to proceed lapsed and in accordance with the Arctic SPA, we retained and recognized the first advance payment of $7.8 million and presented in “Other operating income” in the unaudited consolidated statements of operations.
(4) Included in “deferral of revenue” as of December 31, 2023 in the reconciliation of contract liabilities table above, is the deposit of $2.3 million received for the sale of the Gandria in May 2023, which subsequently completed in November 2023.